     As filed with the Securities and Exchange Commission on July 26, 2001

                                                        Registration No. 333-
================================================================================
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------
                           DORAL FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                ----------------
  COMMONWEALTH OF PUERTO RICO                       66-0312162
 (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)

                        1159 FRANKLIN D. ROOSEVELT AVENUE
                           SAN JUAN, PUERTO RICO 00920
                                 (787) 749-7100
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ----------------
                                  SALOMON LEVIS
                             CHIEF EXECUTIVE OFFICER
                           DORAL FINANCIAL CORPORATION
                        1159 FRANKLIN D. ROOSEVELT AVENUE
                           SAN JUAN, PUERTO RICO 00920
                                 (787) 749-7100
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                ----------------
                                   COPIES TO:

              IGNACIO ALVAREZ                       DONALD C. WALKOVIK
             EDUARDO J. ARIAS                       SULLIVAN & CROMWELL
       PIETRANTONI MENDEZ & ALVAREZ LLP              125 BROAD STREET
     SUITE 1901, BANCO POPULAR CENTER            NEW YORK, NEW YORK 10004
          209 MUNOZ RIVERA AVENUE
        SAN JUAN, PUERTO RICO 00918

                                ----------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-52978

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================================
     TITLE OF EACH CLASS
      OF SECURITIES TO        AMOUNT TO BE      PROPOSED MAXIMUM AGGREGATE         PROPOSED MAXIMUM               AMOUNT OF
       BE REGISTERED           REGISTERED       OFFERING PRICE PER UNIT(1)    AGGREGATE OFFERING PRICE(2)    REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00
par value per share........   $11,920,000                 100%                         $11,920,000                 $2,980.00
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended.
(2) The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act of 1933, as amended, and reflects the offering price of the Common Stock rather than a determinable number of shares.

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

================================================================================
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



                      INCORPORATION OF EARLIER REGISTRATION
                             STATEMENT BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The Registrant hereby incorporates by reference the contents of its Registration Statement on Form S-3 (Registration No. 333-52978), which was declared effective by the Securities and Exchange Commission on January 12, 2001, as amended by Post-Effective Amendment No. 1, which was declared effective by the Commission on March 7, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Juan, Puerto Rico, on the 26th day of July, 2001.

                               DORAL FINANCIAL CORPORATION

                      By:   /s/  Salomon Levis
                         ----------------------------------------------
                                 Salomon Levis
                          Chairman of the Board and Chief
                          Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on July 26, 2001 by the following persons in the capacities indicated:

                      SIGNATURE                                          TITLE
                      ---------                                          -----

          /s/ Salomon Levis                                    Chairman of the Board and
------------------------------------------------------           Chief Executive Officer
              Salomon Levis


                  *                                                Senior Executive Vice
------------------------------------------------------      President, Chief Financial Officer
              Richard F. Bonini                                        and Director


                  *                                                Vice President and
------------------------------------------------------           Chief Accounting Officer
          Ricardo Melendez

                  *                                                      Director
------------------------------------------------------
              A. Brean Murray

                  *                                                      Director
------------------------------------------------------
         Edgar M. Cullman, Jr.

                  *                                                      Director
------------------------------------------------------
            John L. Ernst

                  *                                                      Director
------------------------------------------------------
             Efraim Kier

                  *                                                      Director
------------------------------------------------------
             Zoila Levis

                  *                                                      Director
------------------------------------------------------
          Harold D. Vicente

         */s/ Salomon Levis
------------------------------------------------------
              Salomon Levis,
         as attorney-in-fact for each
           of the persons indicated

                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER                                     DESCRIPTION OF DOCUMENT
         ------                                     -----------------------
5         -               Opinion regarding legality and consent of Pietrantoni Mendez & Alvarez LLP.
8         -               Opinion regarding tax matters of Pietrantoni Mendez & Alvarez LLP.
23.1      -               Consent of PricewaterhouseCoopers LLP.
23.2      -               Consent of Pietrantoni Mendez & Alvarez LLP (included in the opinion of counsel filed as
                          Exhibit 5 hereto).
24.1      -               Power of Attorney (included as part of registration statement 333-52978 and incorporated herein by reference).

                                       4